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EXHIBIT 10.45
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                 FOURTH AMENDMENT TO THE RES-PBGC MEMORANDUM OF
                      UNDERSTANDING DATED NOVEMBER 2, 1998

         THIS FOURTH AMENDMENT to the RES-PBGC Memorandum of Understanding by and between the Pension Benefit Guaranty Corporation and RES Holding Corporation is made and entered into as of the 29th day of March, 2000, by and between the Pension Benefit Guaranty Corporation and Republic Technologies International, LLC.

                                   WITNESSETH
                                   ----------

WHEREAS, by last signature dated November 2, 1998, RES Holding Corporation ("RES") and the Pension Benefit Guaranty Corporation ("PBGC") entered into a Memorandum of Understanding ("MOU"); and

WHEREAS, all events under clauses (i) and (ii) of Section 1 of the MOU have occurred, including the Combination of RES and RESI under a common ultimate parent, such ultimate parent being Republic Technologies International, LLC ("RTI"); and

WHEREAS, under the MOU, RTI must make certain "Required Contributions," including a payment of $7,500,000 on January 1, 2000; and

WHEREAS, effective December 29, 1999, RTI and PBGC executed an Amendment of the MOU under which PBGC agreed to allow RTI to defer $5,500,000 of the January 1, 2000 payment until March 15, 2000;

WHEREAS, effective March 15, 2000, RTI and PBGC executed a Second Amendment of the MOU under which PBGC agreed to allow RTI to defer the $5,500,000 payment until March 22, 2000;

WHEREAS, effective March 22, 2000, RTI and PBGC executed a Third Amendment of the MOU under which PBGC agreed to allow RTI to defer the $5,500,000 payment until March 29, 2000;

NOW THEREFORE, RTI and PBGC agree to the following:

1. Subsections (b) and (c) of section 3 of the MOU are further amended as follows:

         (a) to change the new row added by the Amendment to each table, with the words "no later than 3/29/00" in the contribution "Date" column, to read "no later than 7/1/00."

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2. Except as the MOU is modified by this Fourth Amendment, the MOU remains unchanged and in full force and effect, and the parties hereby ratify and affirm the MOU as modified hereby.

IN WITNESS WHEREOF, the parties have signed and agreed as of the date first written above.



                                 PENSION BENEFIT GUARANTY CORPORATION




DATE: March 29, 2000             BY: /s/ Andrea Schneider
      --------------                ------------------------
                                    ANDREA SCHNEIDER, CHIEF NEGOTIATOR AND
                                    DIRECTOR CORPORATE FINANCE AND NEGOTIATIONS
                                    DEPARTMENT


                                 REPUBLIC TECHNOLOGIES INTERNATIONAL,LLC


DATE: March 29, 2000             BY: /s/ Joseph F. Lapinsky
      --------------                ----------------------
                                    ITS:

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